SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 16, 2016

ELEPHANT TALK COMMUNICATIONS CORP.

(Exact name of registrant as specified in Charter)

Delaware	001-35360	95-4557538

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, New York City, New York 10017, United States of America

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 984-1096

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Elephant Talk Communications Corp. (the “Company”) was held on Tuesday, August 16, 2016 at the law offices of Ellenoff Grossman & Schole LLP.  Stockholders of record at the close of business on June 27, 2016 were entitled to one vote for each share of common stock held.  On June 27, 2016, there were 163,991,861 shares of common stock issued and outstanding.

At the Annual Meeting, the stockholders of the Company voted on the following proposals:

1. To elect four directors nominated by the Board of Directors (the “Board”) to serve until the next annual meeting of stockholders. Each nominee for director was elected by a vote of the stockholders as follows:

	For	Withheld	Broker Non-Vote
Robert H. Turner	78,843,691	547,105	35,889,880
Robert Skaff	78,374,293	1,016,503	35,889,880
Roderick de Greef	78,378,043	1,012,753	35,889,880
Yves van Sante	78,323,530	1,067,266	35,889,880

2. To ratify the appointment of Squar Milner LLP, an independent registered public accounting firm, as the Company’s independent auditors for fiscal year 2016. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain
114,767,935	458,885	53,856

3. To approve an amendment to Part A of Article IV of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain
105,617,836	9,251,713	411,127

4. To approve an amendment to Part A of Article IV of the Certificate of Incorporation to effect a reverse stock split of the common stock at a ratio of between one-for-ten and one-for-twenty five with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain
103,403,844	11,124,126	752,706

5. To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “Elephant Talk Communications Corp.” to “Pareteum Corporation,” such name change to occur at such time and date, as determined by the Board in its sole discretion. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain
110,394,175	4,291,826	594,675

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2016	ELEPHANT TALK COMMUNICATIONS CORP.

	By:	/s/ Gary G Brandt
Name: Gary G Brandt
Title: Chief Restructuring Officer

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